UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2005

JEWETT-CAMERON TRADING COMPANY, LTD.

(Exact name of registrant as specified in its charter)

British Columbia	0-19954	None

(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32275 N.W. Hillcrest, North Plains, Oregon 97133

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (503) 647-0110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

     Disposition of Assets

On December 2, 2005, Jewett-Cameron sold its distribution facility located in Ogden, Utah. The facility was purchased by Core-Tech Inc. of Sandy, Utah. Net proceeds from the transaction were $652,914.88.

As a by-product of increased transportation costs, Jewett-Cameron’s customers have moved toward re-distributing products through their own distribution center networks, where possible. Jewett-Cameron has encouraged this trend through pricing incentives and no longer needs to depend on its Ogden, Utah distribution center.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Jewett-Cameron Trading Company Ltd.

Dated: December 6, 2005	By: /s/ Donald M. Boone
Donald M. Boone, President and Director